OPPENHEIMER DISCOVERY FUND

Supplement dated November 20, 2015
to the Prospectus dated January 28, 2015

This supplement amends the Oppenheimer Discovery Fund (the “Fund”) prospectus (the “Prospectus”) dated January 28, 2015, and is in addition to any other supplements.

Effective as of January 28, 2016, the first paragraph of the section titled “Principal Investment Strategies” beginning on page 3 of the Prospectus is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes have favorable growth prospects. The Fund emphasizes stocks of small-capitalization (or “small-cap”) companies, which are defined as those issuers that are at the time of purchase within the range of market capitalizations of the Russell 2000 Growth Index. A company’s “market capitalization” is the value of its outstanding common stock and the determination whether the company is small- , mid- or large-cap is based on the company's market capitalization relative to that of other companies.

November 20, 2015	PS0500.045